UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2026

South Plains Financial, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-38895	75-2453320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5219 City Bank Parkway Lubbock, Texas	79407
(Address of principal executive offices)	(Zip Code)

(806) 792-7101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	SPFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on December 1, 2025, South Plains Financial, Inc., a Texas corporation (“SPFI”), and BOH Holdings, Inc., a Texas corporation (“BOH”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for the acquisition by SPFI of BOH through the merger of BOH with and into SPFI, with SPFI surviving the merger (the “Merger”).  As soon as practicable after the consummation of the Merger, Bank of Houston, a Texas banking association and wholly-owned subsidiary of BOH, will merge with and into City Bank, a Texas banking association and wholly-owned subsidiary of SPFI (“City Bank”), with City Bank surviving the merger.

On March 23, 2026, SPFI and BOH jointly announced their receipt of all required regulatory approvals and non-objections to complete the transactions contemplated by the Reorganization Agreement, including those from the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Texas Department of Banking.  In addition, on March 20, 2026, BOH’s shareholders voted to approve the Reorganization Agreement and the transactions contemplated thereby, including the Merger.

The Merger is expected to be completed on April 1, 2026, and remains subject to the satisfaction of customary closing conditions.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated March 23, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Cautionary Statement Regarding Forward-Looking Statements

This communication contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains,” “SPFI,” or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act.  These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance.  Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking.  These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases.  South Plains cautions that the forward-looking statements in this communication are based largely on South Plains’ current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of South Plains, BOH Holdings, Inc. (“BOH”) and the combined company, as well as the businesses and markets in which they do and are expected to operate.  Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements.  Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties, assumptions and other factors, that are difficult to assess and are subject to change based on factors which are, in many instances, beyond the control of South Plains and City Bank.  These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements.  Factors that could cause such differences include, but are not limited to, the expected impact of the proposed transaction between South Plains and BOH and on the combined entities’ operations, financial condition, and financial results; the businesses of South Plains and BOH may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; the impact on South Plains and BOH, and their respective customers, of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and South Plains’ and BOH’s market areas; the impacts related to or resulting from uncertainty in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and South Plains’ and BOH’s market areas; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and South Plains’ and BOH’s market areas; adverse changes in customer spending, borrowing and savings habits; declines in commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events, including as a result of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on South Plains and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learnings; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; and changes in applicable laws and regulations.  Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which South Plains is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results.  Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward- looking statements contained in this presentation.  Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of such documents, and other documents South Plains files or furnishes with the SEC from time to time.  Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law.  All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH PLAINS FINANCIAL, INC.

Dated: March 23, 2026	By:	/s/ Steven B. Crockett
Steven B. Crockett
Chief Financial Officer and Treasurer